Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Jeffrey A. Eckmann
Jeffrey A. Eckmann

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Joyce L. Fitzpatrick
Joyce L. Fitzpatrick

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ C. Richard Green, Jr.
C. Richard Green, Jr.

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Donna H. Grier
Donna H. Grier

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Nigel G. Howard
Nigel G. Howard

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Mark W. Kehaya
Mark W. Kehaya

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ John D. Rice
John D. Rice

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Nathan A. Richardson
Nathan A. Richardson

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements of the Corporation of Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:

•	Registration No. 333-233494;
•	Registration No. 333-213099;
•	Registration No. 333-206517;
•	Registration No. 333-161596;
•	Registration No. 333-153021;
•	Registration No. 333-125473;
•	Registration No. 333-120318;
•	Registration No. 33-93174;
•	Registration No. 33-93172;
•	Registration No. 33-93170;
•	Registration No. 33-93168;
•	Registration No. 33-93164; and
•	Registration No. 33-93162.

EXECUTED on the 17th day of August, 2020.

/s/ Martin R. Wade III
Martin R. Wade III